SUMMIT BANK CORPORATION
Atlanta, Georgia
SBGA

Executive Management Team
•
Pin Pin Chau
CEO - Summit Bank Corporation
CEO/President - The Summit National Bank
Joined Summit in 1993
•
David Yu
President – Summit Bank Corporation
Chairman – The Summit National Bank
Organized Summit in 1986
•
Thomas Flournoy
Executive Vice President/CFO – Summit Bank Corporation
Executive Vice President/CFO – The Summit National Bank
Joined Summit June 2005
•
Alec Dudley
Executive Vice President – Summit Bank Corporation
Executive Vice President/CLO – The Summit National Bank
Joined Summit in 1991

Forward-Looking Information
Various matters discussed in this presentation may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act. Forward-looking statements may involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance or achievements of Summit Bank Corporation ("Summit" or the "Company") to be materially different from the results described in such forward-looking statements.

Actual results may differ materially from the results anticipated in forward-looking statements in our Form 10-K due to a variety of factors including, without limitation:
•
The effects of future economic conditions;
•
Government monetary and fiscal policies;
•
Legislative and regulatory changes;
•
Risk presented by our acquisition of Concord Bank, N.A. including but not limited to difficulties in integrating its operations and personnel with ours, the risk that we may not obtain regulatory approval, and the risk presented by our entry into a new geographic market
•
The effects of changes in interest rates on the level and composition of deposits, loan demand, the value of loan collateral, and interest rate risks; and
•
The effects of competition from commercial banks, thrifts, consumer finance companies, and other financial institutions operating in our market area and elsewhere.
All forward-looking statements attributable to the Company are expressly qualified in their entirety by this cautionary notice. The Company disclaims any intent or obligation to update these forward-looking statements, whether as a result of new information, future events or otherwise.

Atlanta, GA
Shanghai, China
San Jose , Fremont, CA
Legend
branch
Rep Office
 LPO
San Diego, CA
Houston, Texas
Proposed
branch
Summit Locations

Summit Bank Corporation

50%
40%
30%
20%
10%
0%
Asian Indian
Chinese
German
Hispanic
Korean
Mainstream
Vietnamese

Data based on sampling as of August 31, 2004
Legend
Loans
Summit Demographics
Loan and Deposits by Ethnicity

Rank	Institution	Deposits ($000)	Mkt. Share %	Branches
1	Wachovia Corp. (NC)	1,652.008	30.66	16
2	SunTrust Banks, Inc (GA)	1,011.538	18.77	17
3	Bank of America Corp. (NC)	777,877	14.44	11
4	FLAG Financial Corp. (GA)	512,222	9.51	3
5	Summit Bank Corp. (GA)	322,640	5.99	6
6	Community Financial Holding (GA)	229,110	4.25	1
7	Fidelity Southern Corp. (GA)	161,410	3.00	2
8	BB&T Corp (NC)	146,125	2.71	5
9	Colonial BancGroup Inc. (AL)	101,541	1.88	2
10	PB Financial Services Corp. (GA)	99,335	1.84	1
Source: KBW/SNL Financial  Deposit data as of 6/30/05
Deposit Market Share
by zip codes of operation--Georgia

Rank	Institution	Deposits ($000)	Mkt. Share %	Branches
1	Bank of America Corp. (NC)	645,512	37.41	4
2	Well Fargo & Co. (CA)	394,055	22.83	3
3	Citigroup, Inc. (NY)	149,476	8.66	2
4	Golden West Financial (CA)	124,369	7.21	1
5	Fremont Bancorp, (CA)	106,922	6.20	2
6	Summit Bank Corp. (GA)	86,184	4.99	2
7	Downey Financial Corp (CA)	74,697	4.33	1
8	UCBH Holdings Inc. (CA)	47,453	2.74	1
9	Cathay General Bancorp (CA)	46,760	2.71	1
10	California Pacific Bank (CA)	26,102	1.51	1
Source: KBW/SNL Financial   Deposit data as of 6/30/05
Deposit Market Share
by zip codes of operation--California

Type	$000%
Interest-free	108,601	24.78
NOW	26,308	6.00
Money Market	57,723	13.17
Savings	10,543	2.41
CDs / IRAs	235,057	53.64
	____	_____
Total	438,232	100.00

Deposits by State
Deposits by Type
Deposit Composition

Summit Bank Corporation

Individuals
0.9%
Wholesale
9.19%
Commercial
Construction
1.20%
Manufacturing
1.10%
Religious
3.70%
Services
12.19%
Retail
Business
36.16%
Commercial
Real Estate
35.56%

0
10
20
30
40
50
60
70
80
90

By Loan Type
California
Georgia
By State
Data as of 12/31/05
Loan Composition

Summit Bank Corporation

NPA/Loans+OREO
NCO/Loans
Reserve/Loans
1.6
1.4
1.2
1
0.8
0.6
0.4
0.2
0
2001
2002
2003
2004
2005

Asset Quality
Data as of December 31 of each year presented

Summit Bank Corporation

2500
2000
1500
1000
500
0
2001
2002
2003
2004
2005

$000’s
Data as of December 31 of each year presented
International Fee & Interest Income

Business Strategy
•
One focus—entrepreneurial businesses
•
Two perspectives—bridging the immigrant and
mainstream perspectives
•
Three segments—ethnic business, international
business, and small business lending.
•
Four constituencies—customers, shareholders,
employees, and communities.

Summit Bank Corporation

Assets
Deposits
Loans
600
500
400
300
200
100
0
341
295
219
403
317
259
477
369
317
548
434
339
526
438
357
2001
2002
2003
2004
2005

$ millions
5 Year Asset and Deposit Growth

Summit Bank Corporation

4.4
4.3
4.2
4.1
4
3.9
3.8
3.7
NIM
4.14
4.02
4.08
3.94
4.31
2001
2002
2003
2004
2005

1.2
1
0.8
0.6
0.4
0.2
0
EPS
Dividend
0.44
0.24
0.74
0.27
0.85
0.35
0.91
0.4
$1.07
0.4
2001
2002
2003
2004
2005

Net Interest Margin
EPS & Dividend
Data as of December 31 of each year presented
Financial Performance

Acquisition of Concord Bank, N.A.
Concord Financials
Total Assets	$111,965
Deposits	98,684
Total Loans	95,084
Loans/Deposits	96.35%
Equity/Assets	10.51%
ROAA	1.12%
ROAE	1.12%
NIM	4.76%
NPAs /Assets	0.00%
ALLL	1.16%
Leverage Ratio	10.24%
Data as of or for nine months ended 9/30/05
•	Announcement Date	12/12/05
•	Expected Closing	Q1/Q2 06
•	Deal Value	$23.7 million
•	Consideration	100% cash
•	Price/ Book	200%
•	Price /LTM Earnings	25.8X
•	Core Deposit Premium	27.^%
•	Houston Demographics:
-Asian community 5.3% of population
-Minority owned businesses 32.3% of all businesses